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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


  DATE OF REPORT (Date of Earliest Event Reported): May 18, 1998 (May 5, 1998)


                      PHYSICIANS CLINICAL LABORATORY, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-20678                  68-0280528
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


            3301 C Street, Suite 100E
              Sacramento, California                            95816
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     (Address of Principal Executive Offices)                 (Zip Code)



       Registrant's telephone number, including area code: (916) 444-3500


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        By letter dated May 5, 1998, Ernst & Young LLP ("E&Y") advised Nu-Tech Bio-Med, Inc. ("Nu-Tech"), which owns a majority of the issued and outstanding stock of the Company, that E&Y's relationship as independent auditors for the Company has ceased. The notification from E&Y that its relationship as independent auditors for the Company has ceased also included a similar notification with respect to Nu-Tech. The Company believes that termination of E&Y's auditing relationship with the Company was due to the decision of E&Y to terminate its auditing relationship with Nu-Tech and did not result from any disagreement or dispute concerning accounting principles or practices, financial statement disclosure or auditing scope or procedure.

        As of the date hereof, the Company's financial statements for the year ended February 28, 1998 have not been audited or reported on by any independent accounting firm. For the years ended February 28, 1997 and February 29, 1996, the reports of E&Y on the Company's financial statements for such years included a qualification concerning the ability of the Company to continue as a going concern and that the financial statements of the Company for such years did not include any adjustments that may result from the outcome of that uncertainty.

        During the years ended February 29, 1996 and February 28, 1997 and for the interim period from March 1, 1998 through May 5, 1998, (i) there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make a reference to the subject matters of such disagreements in connection with their report and (ii) there were no "reportable events" (as that term is described in Item 304(a)(1)(v) of Regulation S-K) involving E&Y and the Company.

        As of the date hereof, no formal action has been taken by the Board of Directors of the Company, or the Audit Committee of the Board of Directors, to recommend or approve the appointment of new independent auditors. Management of Nu-Tech has had recent discussions with Grant Thornton LLP concerning the engagement of that firm as the new auditors for both the Company and Nu-Tech, and Grant Thornton has indicated its willingness to accept the engagement, subject to its review of E&Y's work papers.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) and (b) - Not Applicable

        (c) Exhibits

        Exhibit 16. Letter from Ernst & Young LLP required pursuant to Rule 304(a)(3) of Regulation S-K (to be filed by amendment).




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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PHYSICIANS CLINICAL LABORATORY, INC.


                                        By: /s/ J. Marvin Feigenbaum
                                            -----------------------------------
                                        Name:  J. Marvin Feigenbaum
                                        Title: Chairman of the Board, President
                                               and Chief Executive Officer


Date:  May 18, 1998







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